                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                AMENDED FORM 8-K
                   (For the Form 8-K Dated February 14, 2000)

                                 CURRENT REPORT
               Pursuant To Section 13 or 15 (d) of the Securities
                              Exchange Act Of 1934

                                  MAY 18, 2000


                      GLOBAL TELEPHONE COMMUNICATION, INC.
              (Exact name of Small Business Issuer in Its Charter)


                                     NEVADA
         (State or other jurisdiction of incorporation or organization)


               0-27611                                 87-0285729
       (Commission File Number)                     (I.R.S. Employer
                                                  Identification Number)


SUITE 1800, 10 SOUTH RIVERSIDE PLAZA, CHICAGO, IL             60606
(Address of principal executive offices)                    (Zip Code)


                              1-877-901-4824 (GTCI)
                           (Issuer's Telephone Number)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Financial Statements of Business Acquired.

                  Cyber 2000 Ltd. was incorporated on August 2, 1999. As of the date of acquisition, January 28, 2000 no financial transactions have occurred save and except the cost of incorporation. Thus, there will be no financial statements of Cyber 2000 Ltd. attached hereto.

         Pro Forma Financial Information

                  See attached Exhibit FS-1.


                                   SIGNATURES

         Pursuant to the requirements required of the Securities and Exchange Act of 1934 the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             GLOBAL TELEPHONE
                                             COMMUNICATION, INC.



DATED: May 18, 2000                          BY: /s/ Robert J. Andresen
                                                ---------------------------
                                                ROBERT J. ANDRESEN
                                                President

                                  EXHIBIT FS-1

                        GLOBAL TELEPHONE COMMUNICATIONS,
                   INC. AND SUBSIDIARIES CONSOLIDATED PROFORMA
                     FINANCIAL STATEMENTS DECEMBER 31, 1999

                      GLOBAL TELEPHONE COMMUNICATION, INC.
                                AND SUBSIDIARIES

                   CONSOLIDATED PROFORMA FINANCIAL STATEMENTS

                                DECEMBER 31, 1999

                                 C O N T E N T S



Consolidated Proforma Balance Sheet.......................................... 3

Consolidated Proforma Statement of Operations................................ 4

Statement of Assumptions and Disclosures..................................... 5


              GLOBAL TELEPHONE COMMUNICATION, INC. AND SUBSIDIARIES
                       Consolidated Proforma Balance Sheet
                                December 31, 1999
                                   (Unaudited)


                                                              Nano
                                          Global           Technology            Proforma
                                         Telephone           Limited            Adjustments
                                       Communication           (dba               Increase            Proforma
                                            Inc.            Cyber 2000)          (Decrease)         Consolidated
                                     -----------------  ------------------  ------------------  ------------------
CURRENT ASSETS

   Cash                              $       1,485,896  $           -       $       (1,000,000) $          485,896
   Restricted cash                             850,000              -                        -             850,000
   Notes receivable,
    related party, net                          50,500              -                        -              50,500
   Accounts receivable, net                      2,657              -                        -               2,657
                                     -----------------  ------------------  ------------------  ------------------

     Total Current Assets                    2,389,053              -               (1,000,000)          1,389,053
                                     -----------------  ------------------  ------------------  ------------------

FIXED ASSETS

   Property, plant and equipment                46,270              -                        -              46,270
   Accumulated depreciation                     (9,445)             -                        -              (9,445)
                                     -----------------  ------------------  ------------------  ------------------

     Total Fixed Assets                         36,825              -                        -              36,825
                                     -----------------  ------------------  ------------------  ------------------

OTHER ASSETS

   Goodwill                                          -              -                1,500,000           1,500,000
   Deposits                                      1,495              -                        -               1,495
                                     -----------------  ------------------  ------------------  ------------------

     Total Other Assets                          1,495              -                1,500,000           1,501,495
                                     -----------------  ------------------  ------------------  ------------------

     TOTAL ASSETS                    $       2,427,373  $           -       $          500,000  $        2,927,373
                                     =================  ==================  ==================  ==================


                   See Summary of Assumptions and Disclosures.

              GLOBAL TELEPHONE COMMUNICATION, INC. AND SUBSIDIARIES
                       Consolidated Proforma Balance Sheet
                                December 31, 1999
                                   (Unaudited)


                      LIABILITIES AND STOCKHOLDERS' EQUITY


                                                              Nano
                                          Global           Technology            Proforma
                                         Telephone           Limited            Adjustments
                                       Communication           (dba               Increase            Proforma
                                            Inc.            Cyber 2000)          (Decrease)         Consolidated
                                     -----------------  ------------------  ------------------  ------------------
CURRENT LIABILITIES

   Accounts payable                  $         143,883  $           -       $           -       $          143,883
   Accrued expenses                            166,811              -                   -                  166,811
   Current portion of long-term
     debt                                      543,631              -                   -                  543,631
                                     -----------------  ------------------  ------------------  ------------------

     Total Current Liabilities                 854,325              -                   -                  854,325
                                     -----------------  ------------------  ------------------  ------------------

NOTE PAYABLE - RELATED
 PARTY                                           1,289              -                   -                    1,289
                                     -----------------  ------------------  ------------------  ------------------

LONG-TERM DEBT                                       -              -                   -                        -
                                     -----------------  ------------------  ------------------  ------------------

     Total Liabilities                         855,614              -                   -                  855,614
                                     -----------------  ------------------  ------------------  ------------------

STOCKHOLDERS' EQUITY

   Common stock, 25,000,000
    shares authorized, $0.001 par
    value 17,288,275 shares
    issued and outstanding                      16,788              -                      500              17,288
   Additional paid in capital                5,359,665              -                1,249,500           6,609,165
   Accumulated deficit                      (3,804,694)             -                 (750,000)         (4,554,694)
                                     -----------------  ------------------  ------------------  ------------------

     Total Stockholders' Equity              1,571,759              -                  500,000           2,071,759
                                     -----------------  ------------------  ------------------  ------------------

     TOTAL LIABILITIES AND
      STOCKHOLDERS'
      EQUITY                         $       2,427,373  $           -       $          500,000  $        2,927,373
                                     =================  ==================  ==================  ==================


                   See Summary of Assumptions and Disclosures.

              GLOBAL TELEPHONE COMMUNICATION, INC. AND SUBSIDIARIES
                  Consolidated Proforma Statement of Operations
                      For the Year Ended December 31, 1999
                                   (Unaudited)


                                                              Nano
                                          Global           Technology            Proforma
                                         Telephone           Limited            Adjustments
                                       Communication           (dba               Increase            Proforma
                                            Inc.            Cyber 2000)          (Decrease)         Consolidated
                                     -----------------  ------------------  ------------------  ------------------
REVENUES                             $               -  $           -       $                -  $                -

COST OF SALES                                        -              -                        -                   -
                                     -----------------  ------------------  ------------------  ------------------

GROSS PROFIT                                         -              -                        -                   -
                                     -----------------  ------------------  ------------------  ------------------

OPERATING EXPENSES

   Depreciation and amortization             3,535,707              -                  750,000           4,285,707
   General and administrative                    8,889              -                        -               8,889
                                     -----------------  ------------------  ------------------  ------------------

     Total Operating Expenses                3,544,596              -                  750,000           4,294,596
                                     -----------------  ------------------  ------------------  ------------------

OPERATING INCOME (LOSS)                     (3,544,596)             -                 (750,000)         (4,294,596)
                                     -----------------  ------------------  ------------------  ------------------

OTHER EXPENSE

   Interest income                               7,003              -                        -               7,003
   Interest expense                             (9,198)             -                        -              (9,198)
                                     -----------------  ------------------  ------------------  ------------------

     Total Other Expense                        (2,195)             -                        -              (2,195)
                                     -----------------  ------------------  ------------------  ------------------

INCOME (LOSS) BEFORE
 INCOME TAXES                               (3,546,791)             -                 (750,000)         (4,296,791)

INCOME (TAXES) BENEFIT                               -              -                        -                   -
                                     -----------------  ------------------  ------------------  ------------------

NET INCOME (LOSS)                    $      (3,546,791) $           -       $         (750,000) $       (4,296,791)
                                     =================  ==================  ==================  ==================


                   See Summary of Assumptions and Disclosures.

              GLOBAL TELEPHONE COMMUNICATION, INC. AND SUBSIDIARIES
                     Summary of Assumptions and Disclosures


NOTE 1 -      BUSINESS ORGANIZATION

              a.  Organization

              The financial statements presented are those of Global Telephone Communication, Inc. The Company was incorporated on March 10, 1970 for the purpose of raising capital to develop and possibly mine certain oil and mineral deposits. The Company was unable to raise development money and the Company's operations ceased and the mineral deposits were abandoned. The Company has been seeking new business opportunities believed to hold a potential profit. The Company changed its name to Global Telephone Communication, Inc. on October 14, 1997.

              On March 24, 1998, the Company changed its domicile from the State of Utah to the State of Nevada.

              On April 16, 1998, the Company entered into a Share Exchange Agreement with Regent Luck Holdings Limited (Regent), a Hong Kong corporation, with offices in Hong Kong, whereby the Company acquired all the issued and outstanding shares of Regent by issuing and exchanging 4,950,000 shares of the Company to the shareholders of Regent.

              Regent has a ninety percent (90%) ownership and interest in a joint venture company, Shenzhen Global Net Computer Information Co. Ltd. (SGNCI), organized under the laws of The Peoples Republic of China, with Shenzhen Newsnet Co. Ltd.

              Shenzhen Newsnet Co. Ltd. has obtained the Telecommunications Business Operation Approval (No. GDSZ P90007) which allows it to carry out computer information internet service.

              Shenzhen Newsnet Co. Ltd. and the joint venture company, Shenzhen Global Net Computer Information Co. Ltd. have entered into and exclusive agency agreement for Shenzhen Global Net Computer Information Co. Ltd. to act as exclusive agents to conduct all telecommunications and internet business and services in Shenzhen, Guangdong Province, PRC.

              The Company accounted for the acquisition of all the shares of Regent as a purchase and an acquisition of a wholly-owned subsidiary. There was no adjustment to the carrying value of the assets or liabilities of Regent.

              GLOBAL TELEPHONE COMMUNICATION, INC. AND SUBSIDIARIES
                     Summary of Assumptions and Disclosures


NOTE 1 -      BUSINESS ORGANIZATION (Continued)

              On March 7, 1999, the Company entered into a share exchange agreement with Pacific Asset International Ltd. (PAI), a Hong Kong Corporation, whereby the Company acquired 51% of the outstanding shares of PAI by issuing and exchanging 600,000 shares of the Company's common stock to the shareholder's of PAI. The acquisition was rescinded in April, 2000 and the shares were cancelled.

              ACQUISITION OF NANO TECHNOLOGY, LIMITED

              Nano Technology Limited (Nano), is an international business company incorporated on December 1, 1999 in the British Virgin Islands; Cyber 2000 Limited ("Cyber 2000"), a company incorporated in Hong Kong, is a wholly-owned subsidiary of Nano. Cyber 2000 was established for the purpose of developing a "voice over internet protocol" and the business of providing re-sale services of "voice over internet protocol".

              On January 28, 2000, the Company purchased 4,000 new shares of Nano Technology, Limited (Nano) for $1,000,000. $500,000 was paid at closing and $500,000, 90 days later. The Company also purchased 3,000 shares of the outstanding shares of Nano for 500,000 shares of its common stock valued at $2.50 per share. The 7,000 shares constituted 70% of the outstanding shares of Nano. Nano had no assets or liabilities at the date of purchase. Accordingly, all of the purchase price has been allocated to goodwill.

              b. Proforma Adjustments

              1. The proforma financial statements have been prepared as though the purchase of Nano occurred on January 1, 1999. Accordingly, the statement of operations of the Company and Nano are consolidated for the year ended December 31, 1999 and the balance sheets of Nano and the Company are consolidated as of December 31, 1999.


                 Goodwill                                 $       2,250,000
                 Cash                                            (1,000,000)
                 Common stock                                          (500)
                 Additional paid-in capital                      (1,249,500)
                                                          -----------------

                 To record the purchase of Nano.          $               -
                                                          =================

              2. Goodwill                                 $        (750,000)
                 Amortization expense                               750,000
                                                          -----------------

                                                          $               -
                                                          =================


                 To record the amortization of the goodwill of Nano over 3 years using the straight-line method.